UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 6, 2025

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Lindle Road,	Harrisburg,	Pennsylvania	17111
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(717)	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 6, 2025, Orrstown Financial Services, Inc. (the “Company”) held its annual meeting of shareholders and values their feedback. The Board of Directors will carefully consider the voting results of the annual meeting and will continue to engage with our shareholders on these important issues.
The following is a record of the vote on each matter presented at the annual meeting.
(1) Elect five directors to Class B for three year terms expiring in 2028.
An average of 92.47% of the votes cast were voted for each of the five nominees for election to the Company’s Board of Directors.

Nominee	For	Withheld	Broker Non-Vote
Barbara E. Brobst	12,110,740	391,587	2,526,007
Mark K. Keller	11,803,383	698,944	2,526,007
J. Rodney Messick	11,131,762	1,370,565	2,526,007
Thomas R. Quinn, Jr.	11,955,552	546,775	2,526,007
Michael J. Rice	10,809,103	1,693,224	2,526,007
(2) Approve a non-binding advisory vote regarding the compensation paid to our Named Executive Officers ("Say-On-Pay).
90.28% of the votes cast for or against the proposal were voted to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
10,918,200	1,174,269	409,858	2,526,007
(3) Approve the Orrstown Financial Services, Inc. 2025 Stock Incentive Plan.
94.54% of the votes cast for or against the proposal were voted to approve the amendment to the 2025 Orrstown Financial Services, Inc. Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
11,593,567	669,355	239,405	2,526,007
(4) Ratify the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
98.89% of the votes cast for or against the proposal were voted to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company.

For	Against	Abstain
14,650,317	163,387	214,630
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: May 7, 2025	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)